Customer Q&A

Q. Why did Union Center National Bank and ConnectOne Bank decide to merge?

A. The merger brings together two highly regarded, top performing banks committed to creating value for their customers, shareholders and employees. The combined bank’s increased lending capacity, expanded footprint throughout NJ and technology investments position it well to continue growing as the bank of choice for middle market commercial businesses.

Q. How will the merger impact me and my business?

A. The combined bank’s increased lending capacity and an expanded footprint throughout NJ will be even better positioned to give our customers access to the financial resources and state of the art technology they need to be successful.

Q. What will be the name of the new bank?

A. Upon closing, Union Center National Bank will adopt the ConnectOne Bank name and the holding company will be ConnectOne Bancorp, Inc.

Q. Will my contact change at the bank?

A. There will be no changes to your bank contact at this time.

Q. Will I have access to all of ConnectOne Bank’s branches and when? Where are they?

Upon closing, customers will be able to bank at any of the combined bank’s 24 branch locations across Union, Bergen, Mercer, Morris and Essex counties. We will continue to communicate updated timelines with you as the transaction approaches the close

Q. When will the change be official? How will I be notified?

A. The transaction is expected to close in the third calendar quarter of 2014 following the receipt of all necessary approvals. All customers will be notified in writing and a legal filing will also be available online.

Q. What should I know about ConnectOne Bank?

A. ConnectOne is a community-based full-service New Jersey-chartered commercial bank that was founded in 2005 by local community and business leaders to provide the highest level of personalized banking services. The Bank, led by Chairman and Chief Executive Officer Frank Sorrentino, is headquartered in Englewood Cliffs and has a total of eight banking offices. ConnectOne shares a compatible culture and a focus on driving continued, meaningful growth and delivering world-class customer service.

Q. Who will be running the new bank?

A. The combined company’s leadership team will be assembled from both organizations with ConnectOne Bank’s Frank Sorrentino serving as Chairman, and Chief Executive Officer and President, William Burns serving as Chief Financial Officer and Elizabeth Magennis as Chief Lending Officer. Union Center’s Anthony Weagley will serve as Chief Operating Officer. Other key executive positions will be drawn from the senior management of both organizations.

Additionally, under the terms of the agreement, each bank will have equal representation and governance rights on the combined company’s Board of Directors – made up of 12 directors with six representatives each and equal input on key decisions.

Q. Who should I contact with any questions?

A. Any questions should be directed to your Union Center National Bank Branch manager. As always, Tony Weagley and the rest of the management team are available for any questions you may have.

Q. Will you be closing any branches? Opening any new locations?

A. At this time, there are no planned closings or openings to bank branches within the ConnectOne/Union Center network. However, as always, we will keep customers updated. Upon closing of the merger, customers will be able to bank at any of the combined bank’s 24 branch locations across northern New Jersey.

Q. Should I expect any changes to the personalized customer service and banking experience I currently enjoy?

A. Absolutely not. Union Center National Bank is trusted in New Jersey since 1923 and will continue to be so. We are thrilled to be partnering with ConnectOne that values relationship banking and delivering the world-class customer service that has become a hallmark of Union Center National Bank.

Q. Will there be any new products or offerings as a result of the combined bank?

A. The combined banks create a stronger organization with the capital, funding, infrastructure and leadership to support continued opportunities to expand products and services in areas such as wealth management.

Customers (also shareholders)

Q. What will happen to my stock?

A. Nothing will change until the closing, which is not expected for at least 6 months. Any other stock/shareholder related questions should be directed to Joe Gangemi – jgangemi@ucnb.com

Employee Q&A

Q. Why did Union Center National Bank decide to merge with ConnectOne Bank?

A. The decision to merge with ConnectOne is an important and strategic one for us. It will significantly strengthen our lending ability as well as expand our scale and footprint. Together, we will become a powerful $3.0 billion business, even better positioned to give our customers access to the financial resources and state of the art technology they need to be successful.

Q. What’s the benefit to the bank given our recent track record of strong growth?

A. The merger will expand our loan platform for continued growth and increase our legal lending limit as well as expand our scale and footprint throughout New Jersey. Combined, we will be a $3.0 billion institution and the fourth largest headquartered in New Jersey.

Q. What will be the name of the new bank?

A. Upon closing, Union Center National Bank, the bank subsidiary of Center Bancorp, Inc., will adopt the ConnectOne name and the holding company will be ConnectOne Bancorp, Inc. Trading on the NASDAQ Global Select Market will be under the symbol “CNOB.”

Q. Can we expect any changes to our culture?

A. Our culture will continue to flourish in the way we interact with customers, operate in our communities and invest in the future. ConnectOne shares our focus on driving continued, meaningful growth and delivering the world-class personalized customer service that has become a hallmark of Union Center National Bank.

Q. How will the companies’ workforces be integrated?

A. The transition team, comprised of managers from both companies, will evaluate the personnel needs for the combined Company and identify professional growth opportunities. We intend to blend the managerial and technological professionals of the two companies in order to create the strongest possible workforce.

Q. Will there be any layoffs?

A. The transition team will evaluate the workforce, etc. and look for growth opportunities, therefore limiting redundancies.

Q. What should I do if someone from the media contacts me?

A. Employees, officers and directors who are not authorized spokespersons should refer all requests to either Joe Gangemi or France Delle Donne. If for any reason they are not available, please take a message (Name, Publication, phone number) and forward it to one of them.

Q. Who should I talk to with questions?

A. You should direct any questions or concerns to your direct manager.

Q. When do you expect the merger to be finalized?

A. The transaction is expected to close in the third calendar quarter of 2014 following receipt of all necessary approvals. Our management will keep everyone updated on new developments and timing as they happen.

Q. Will our focus on world-class personalized customer service change after the merger?

A. ConnectOne Bank shares our focus on delivering world-class personalized customer service. Through this merger, we are excited on enhancing our focus and commitment to giving entrepreneurs and small business owners access to the financial resources and state of the art technology they need to be successful.

Q. Will our community initiatives and value-added networking programs continue?

A. As one newly formed team, we will join ConnectOne and strive to be “a better place to be” – for our customers and in our communities. ConnectOne shares this commitment and you can expect us to continue pursuing value-added opportunities that help us accomplish this.

Q. What strengths does ConnectOne Bank bring to the merger?

A. ConnectOne brings a highly successful track record in serving middle market commercial businesses, entrepreneurs and small business owners, along with significant investments in technology, and a greater geographic footprint throughout Northern New Jersey.

Q. Where will our official bank headquarters be?

A. The combined bank’s official bank headquarters will be in Englewood Cliffs, NJ.

FORWARD-LOOKING STATEMENTS

All non-historical statements in this document (including without limitation statements regarding the pro forma effect of the proposed transaction, annual cost savings, anticipated expense totals, the accretive nature of the proposed transaction, revenue enhancement opportunities, anticipated capital ratios and capital, positioning, value creation, growth prospects and timing of the closing) constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Center and ConnectOne, including future financial and operating results, and the combined company's plans, objectives, expectations and intentions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made. Center and ConnectOne assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Center’s and ConnectOne's reports filed with the Securities and Exchange Commission, the following factors among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Center and ConnectOne shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Center and ConnectOne businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in Center's stock price before closing, including as a result of the financial performance of ConnectOne prior to closing; the reaction to the transaction of the companies' customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

ADDITIONAL INFORMATION FOR STOCKHOLDERS

In connection with the proposed merger, Center will file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 that will include a joint proxy statement of Center and ConnectOne and a prospectus of Center, as well as other relevant documents concerning the proposed transaction. Center and ConnectOne will each mail the joint proxy statement/prospectus to its stockholders. SHAREHOLDERS OF CENTER AND CONNECTONE ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER IN THEIR ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other filings containing information about Center and ConnectOne at the SEC's website at www.sec.gov. The joint proxy statement/prospectus (when available) and the other filings may also be obtained free of charge at Center's website at www.centerbancorp.com under the tab "Investor Relations," and then under the heading "SEC Filings" or at ConnectOne's website at www.connectonebank.com under the tab "Investor Relations," and then under the heading "SEC Filings."

Center, ConnectOne and certain of their respective directors and executive officers, under the SEC's rules, may be deemed to be participants in the solicitation of proxies of Center and ConnectOne's shareholders in connection with the proposed merger. Information regarding the directors and executive officers of Center and their ownership of Center common stock is set forth in the proxy statement for Center's 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 15, 2013. Information regarding the directors and executive officers of ConnectOne and their ownership of ConnectOne common stock is set forth in the proxy statement for ConnectOne’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 8, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

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